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                                                                     EXHIBIT 23a


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-84796 of America Eagle Outfitters, Inc. on Form S-8 of our report dated July 20, 2001, appearing in this Annual Report on Form 11-K/A of The Profit Sharing and 401(K) Plan No. SS7 for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

Columbus, Ohio
January 4, 2002

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